UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2017

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34735	26-1251524
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 W. Monroe St., 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 12, 2017, Ryerson Holding Corporation (“Ryerson”) issued a press release regarding its financial results for the quarter ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Ryerson is making reference to non-GAAP financial information in the press release. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached Exhibit 99.1 press release.

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits

The following exhibit is furnished with this report:

99.1	Ryerson Holding Corporation press release dated January 12, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2017

RYERSON HOLDING CORPORATION

By:	/s/ Erich S. Schnaufer
Name:	Erich S. Schnaufer
Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Ryerson Holding Corporation press release dated January 12, 2017.